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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: FEBRUARY 7, 2002




                               INSILCO HOLDING CO.
                               -------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                     0-24813                 06-1158291
           --------                     -------                 ----------
(State or other jurisdiction of   (Commission File No.)       (IRS Employer
 incorporation or organization)                           Identification Number)



                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468
                                 --------------
               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)

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ITEM 5.  OTHER EVENTS.

Insilco Holding Co.'s press release issued February 7, 2002 is attached as an exhibit and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   (c)   Exhibits.

         EXHIBIT NO.                       DESCRIPTION

            99 (a)        Press release of the Company issued February 7, 2002.






























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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                INSILCO HOLDING CO.
                                     ----------------------------------------
                                     Registrant

Date:    February 8, 2002            By: /s/ MICHAEL R. ELIA
                                         --------------------------------------
                                         Michael R. Elia
                                         Senior Vice President, Chief Financial
                                         Officer, Treasurer and Secretary


























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                                  EXHIBIT INDEX

     EXHIBIT NO.                     DESCRIPTION

     99 (a)           Press release of the Company issued February 7, 2002.































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